EXHIBIT 10.24(e)


                             FOURTH MODIFICATION OF
                    THIRD AMENDED AND RESTATED LOAN AGREEMENT
                                       AND
                      FIRST MODIFICATION OF REVOLVING NOTE


     THIS MODIFICATION (this "Modification") is made and entered into as of the 31st day of December, 1999, by and between CRYOLIFE, INC., a Florida corporation ("Borrower"), and BANK OF AMERICA, N.A., a national banking association which is the successor by merger to NationsBank, N.A., formerly known as NationsBank, N.A. (South), formerly known as Bank South, formerly known as Bank South, N.A. ("Lender").

                               Statement of Facts

     Borrower and Lender are parties to that certain Third Amended and Restated Loan Agreement, dated as of August 30, 1996, as amended by First Modification of Third Amended and Restated Loan Agreement, dated as of April 14, 1997, as further amended by Second Modification of Third Amended and Restated Loan Agreement, dated as of December 16, 1997, and as further amended by Third Modification of Third Amended and Restated Loan Agreement, dated as of June 12, 1998 (the "Loan Agreement").

     Pursuant to the Loan Agreement, the Borrower has issued in favor of the Lender a $2,000,000 Revolving Note, dated June 12, 1998 (the "Revolving Note").

     Borrower and Lender desire to further amend the Loan Agreement and to amend the Revolving Note as hereinafter provided.

     NOW, THEREFORE, for and in consideration of the premises and the mutual agreements, warranties and representations herein made, as well as $10.00 in hand paid by each party hereto to the other, and other good and valuable consideration, the receipt and sufficiency which are hereby acknowledged, Borrower and Lender agree that all capitalized terms used herein (and not otherwise defined herein) shall have the meanings given them in the Loan Agreement as herein amended and Borrower and Lender further agree as follows:

                               Statement of Terms

     1. Section 101 of the Loan Agreement is hereby amended effective as of the date hereof as follows:

     (a) the date "December 31, 1999" in the definition of the term "Credit Expiration Date" is hereby deleted, and the date "December 31, 2001" is substituted in lieu thereof; and

     (b) the date "December 31, 2004" in the definition of the term "Final Maturity Date" is hereby deleted, and the date "December 31, 2001" is substituted in lieu thereof.

     2. Section 403 of the Loan Agreement is hereby amended effective as of the date hereof by deleting from subpart (2) thereof the phrase "Not later than 30 days after and as of the end of each month (other than the final month of each fiscal year)" and inserting in lieu thereof the following:

     "Not later than 45 days after and as of the end of each quarter (other than the final quarter of each fiscal year)"

     3. Section 507 of the Loan Agreement is hereby amended effective as of the date hereof by deleting subpart (b) thereof in its entirety and by substituting in lieu thereof the following:

     "Borrower shall not make Capital Expenditures in any fiscal year, with the exception of fiscal year 2000, which exceeds $5,000,000.00 in total amount for such year."

     4. Section 507 of the Loan Agreement is hereby amended effective as of the date hereof by deleting subpart (e) thereof in its entirety and by substituting in lieu thereof the following:

     "Borrower shall not permit its Net Worth at any time after the date hereof to be less than $80,000,000 plus (i) 80% of the positive amount of net income of Borrower for each fiscal quarter ending after such date and (ii) the amount of any increase in Net Worth resulting from the issuance of stock, corporate reorganizations, recapitalizations or any similar event."

     5. The Revolving Note is hereby amended by deleting in its entirety paragraph (b) on page 3 thereof and by substituting in lieu thereof the following new paragraph (b):

     "(b) The principal balance of this Note shall be repayable in full on the Final Maturity Date (as defined in the Loan Agreement referred to below)."

     6. The effectiveness of this Modification is subject to:

     (a) the prior or concurrent receipt by Lender of this Modification, duly executed by Borrower;

     (b) any and all guarantors of the Loans shall have consented to the execution, delivery and performance of this Modification and all of the transactions contemplated hereby by signing one or more counterparts of this Modification in the appropriate space indicated below and returning same to Lender;

     (c) the prior or concurrent receipt by Lender of a certificate of Borrower in the form of Exhibit A attached hereto;

     (d) the payment of all fees and expenses due from Borrower hereunder as set forth in Section 9 below; and

     (e) the truth and accuracy in all material respects of Borrower's representations and warranties in Section 8 below.

     7. Except as expressly modified herein, each of the Loan Agreement and the Revolving Note shall remain in full force and effect. Nothing contained herein shall be deemed to be or operate as a novation or an accord and satisfaction of either the Loan Agreement or the Revolving Note or of any indebtedness arising thereunder.

     8. Borrower hereby represents and warrants to Lender that (a) this Modification and the supplemental Financing Documents executed in connection herewith have been duly authorized, executed and delivered by Borrower, (b) after giving effect to this Modification, no Default or Event of Default has occurred and is continuing as of this date and (c) all of the representations and warranties made by Borrower in the Loan Agreement are true and correct in all material respects on and as of the date of this Modification (except to the extent that any such representations or warranties expressly referred to a specific prior date). Any breach by Borrower of its representations and warranties contained in this Section shall be an Event of Default for all purposes of the Loan Agreement.

     9. Borrower further agrees to reimburse Lender for all reasonable expenses (including without limitation attorney's fees) incurred by Lender in the negotiation, documentation or consummation of this Modification and the transactions contemplated hereby.

     10. This Modification shall be governed and construed in accordance with the laws of the State of Georgia and this Modification shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and permitted assigns.

     11. This Modification may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

                [remainder of this page intentionally left blank]

    IN WITNESS WHEREOF, Lender has executed this Modification, and Borrower has executed this Modification and placed its seal hereon, all as of the day and year first above set forth.

                              LENDER:

                              BANK OF AMERICA, N.A.,



                              By:_____________________________________
                                    Vice President


                              BORROWER:

                              CRYOLIFE, INC.


                              By:_____________________________________
                              Name:___________________________________
                              Title:__________________________________

                                           (CORPORATE SEAL)

                              CONSENT OF GUARANTOR


     All capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Third Amended and Restated Loan Agreement, dated as of August 30, 1996, between CryoLife, Inc. ("Borrower") and Bank of America, N.A., successor by merger to NationsBank, N.A., formerly known as NationsBank, N.A. (South) ("Lender"), as amended (the "Loan Agreement").

     The undersigned acknowledges that it is indebted to Lender under the terms of the Guaranty Agreement, dated as of August 30, 1996, executed by the undersigned in favor of Lender (the "Guaranty"), and that the Guaranty is in full force and effect as of the date hereof, has not been amended, rescinded, revoked or terminated by such party through the date hereof, and continues to constitute the legal, valid and binding obligation of the undersigned enforceable against the undersigned in accordance with its terms. The undersigned hereby confirms and reaffirms all of its obligations and liabilities to Lender under the Guaranty and further confirms and agrees that pursuant to the Guaranty, the undersigned has guaranteed the payment and performance of the Revolving Note, the Additional Term Note and each Hedge Agreement now or hereafter in effect, and all obligations, liabilities and indebtedness of Borrower arising thereunder or evidenced thereby.

     The undersigned also consents to and approves the execution, delivery and performance of the Fourth Modification of Third Amended and Restated Loan Agreement and First Modification of Revolving Note, dated as of the date hereof, between Lender and Borrower (the "Fourth Modification") and all the transactions contemplated thereby. The undersigned also agrees that all indebtedness, obligations and liabilities of Borrower to Lender which may now or hereafter arise under or by reason of the Loan Agreement, including without limitation Borrower's obligations in respect of Loans advanced pursuant to the Loan Agreement, and all obligations arising under any Hedge Agreement, constitute part of the obligations of Borrower to Lender which are guaranteed by the undersigned under the terms and conditions of the Guaranty.

     SIGNED, SEALED AND DELIVERED as of the 31st day of December, 1999.

                                    CRYOLIFE INTERNATIONAL, INC.



                                    By:_____________________________________
                                    Name:___________________________________
                                    Title:__________________________________

                                                   (CORPORATE SEAL)

                              CONSENT OF GUARANTOR


     All capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Third Amended and Restated Loan Agreement, dated as of August 30, 1996, between CryoLife, Inc. ("Borrower") and Bank of America, N.A., successor by merger to NationsBank, N.A., formerly known as NationsBank, N.A. (South) ("Lender"), as amended (the "Loan Agreement").

     The undersigned acknowledges that it is indebted to Lender under the terms of the Guaranty Agreement, dated as of April 14, 1997, executed by the undersigned in favor of Lender (the "Guaranty"), and that the Guaranty is in full force and effect as of the date hereof, has not been amended, rescinded, revoked or terminated by such party through the date hereof, and continues to constitute the legal, valid and binding obligation of the undersigned enforceable against the undersigned in accordance with its terms. The undersigned hereby confirms and reaffirms all of its obligations and liabilities to Lender under the Guaranty and further confirms and agrees that pursuant to the Guaranty, the undersigned has guaranteed the payment and performance of the Revolving Note, the Additional Term Note and each Hedge Agreement now or hereafter in effect, and all obligations, liabilities and indebtedness of Borrower arising thereunder or evidenced thereby.

     The undersigned also consents to and approves the execution, delivery and performance of the Fourth Modification of Third Amended and Restated Loan Agreement and First Modification of Revolving Note, dated as of the date hereof, between Lender and Borrower (the "Fourth Modification") and all the transactions contemplated thereby. The undersigned also agrees that all indebtedness, obligations and liabilities of Borrower to Lender which may now or hereafter arise under or by reason of the Loan Agreement, including without limitation Borrower's obligations in respect of Loans advanced pursuant to the Loan Agreement, and all obligations arising under any Hedge Agreement, constitute part of the obligations of Borrower to Lender which are guaranteed by the undersigned under the terms and conditions of the Guaranty.

     SIGNED, SEALED AND DELIVERED as of the 31st day of December, 1999.

                                     IDEAS FOR MEDICINE, INC.



                                     By:_____________________________________
                                     Name:___________________________________
                                     Title:__________________________________

                                                    (CORPORATE SEAL)

                                    Exhibit A

                          CERTIFICATE OF CRYOLIFE, INC.

     The undersigned officers of CRYOLIFE, INC. (the "Borrower"), a Florida corporation, hereby certify and covenant in their representative capacities on behalf of the Borrower as follows:

     1. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business, and is duly qualified to do business in every jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary.

     2. The resolutions of the Directors of the Borrower adopted as of August 28, 1996, March 27, 1997, December 19, 1997 and July 24, 1998, which resolutions were previously certified by officers of the Borrower as being true and correct (the "Resolutions"), are in full force and effect and have not been amended, altered or repealed as of the date hereof. Signed originals of the Resolutions appear in the minute book of the Borrower. The Resolutions were adopted in accordance with law and in accordance with the By-Laws of the Borrower. A true and correct copy of the Borrower's Articles of Incorporation, as in effect on the date hereof, is attached hereto as Exhibit 1. A true and correct copy of the Borrower's By-Laws, as in effect on the date hereof, is attached hereto as
Exhibit 2.

     3. The Borrower has duly authorized, executed and delivered, and approved by all necessary corporate action, the Fourth Modification of Third Amended and Restated Loan Agreement and First Modification of Note, dated as of December 31, 1999, by an between the Borrower and Bank of America, N.A. (the "Fourth Modification"), pursuant to, and in full compliance with, authority granted by the Directors of the Borrower in the Resolutions. The Borrower hereby acknowledges receipt of an executed counterpart or photocopy (as executed) of the Fourth Modification.

     4. The persons named below are on the date hereof the duly elected and qualified incumbents of the offices of the Borrower set forth below next to their respective names, and the signatures appearing at the right of their respective names below are the genuine signatures of such officers:

             Name and Title                                   Signature

Steven G. Anderson,    President and Chief Executive   _________________________
                       Officer

Edwin B. Cordell, Jr., Vice President and Chief        _________________________
                       Financial Officer

     5. The Borrower has the corporate power to execute the Fourth Modification and to perform the obligations required to be performed by the Borrower under the terms of the Fourth Modification.

     6. As of the date hereof, and after giving effect to the execution and delivery of the Fourth Modification, each of the representations and warranties of the Borrower in the Fourth Modification is true and correct in all material respects and no Default or Event of Default (as such terms are defined in the Fourth Modification or the Loan Agreement referred to therein) has occurred and is continuing.

     7. The seal affixed to this certificate and the Fourth Modification is the legally adopted, proper and only official corporate seal of the Borrower.

     8. The Borrower's chief executive office and principal place of business (within the meaning of Official Code of Georgia Annotated Section 11-9-401(1)(b)) is located in Cobb County, Georgia and its principal executive office (within the meaning of Section 6323(f) of the Internal Revenue Code of 1986, as amended) is located in Cobb County, Georgia.

     9. The Borrower's federal taxpayer identification number is 59-2417093.

     IN WITNESS WHEREOF, the undersigned have hereunto set their signatures and the seal of the Borrower as of the 31st day of December, 1999.


                        ____________________________________________________
                        Steven G. Anderson, President and Chief Executive Officer of CryoLife, Inc.
(CORPORATE SEAL)


                        ____________________________________________________
                        Edwin B. Cordell, Jr., Vice President and Chief Financial Officer of CryoLife, Inc.

                                    EXHIBIT 1

                     See attached Articles of Incorporation

                                    EXHIBIT 2

                              See attached By-Laws